Exhibit 10.51

CHUBB GROUP OF INSURANCE COMPANIES 15 Mountain View Road, P. O. Box 1615, Warren, NJ 07061-1615

GENERAL INDEMNITY AGREEMENT

THIS AGREEMENT is made by the Undersigned in favor of Surety (as hereinafter defined) for the purpose of, among other things, indemnifying Surety from all loss and expense in connection with any and all Bonds executed by the Surety on behalf of a Principal (as hereinafter defined) prior to, simultaneously with or after the execution of this Agreement.

In consideration of the execution of any such Bonds and as an inducement to such execution by Surety, the Undersigned for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree as follows:

A - DEFINITIONS.  Where they appear in this agreement, the following terms shall have the meaning set forth in this paragraph:

Principal:  Any one, or combination of, the individuals, corporations or other business associations of any nature whatsoever in which any one or a combination of the Undersigned shall have a beneficial interest as owner, subsidiary, affiliate, co-venturer, spouse of any of the foregoing, or otherwise.

Bond:  Any and all bonds, undertakings or instruments of guarantee and any renewals or extensions thereof executed by the Surety prior to, simultaneously with or after the execution of this Agreement.

Surety:  Federal Insurance Company, Pacific Indemnity Company, Vigilant Insurance Company, any of their subsidiary or affiliated insurers, and any person or company joining it in executing any Bond, executing any Bond at its request, or providing reinsurance with respect to any Bond.

Contract:  Any agreement between Principal and a third party, the performance of which is guaranteed by any Bond for which Surety is surety.

Default:  Principal shall be deemed to be in default (Default) in the event:

1)             It is declared to be in default by the Obligee of any Bond;

2)             It breaches or abandons any Contract;

3)             It fails to pay, when due, anyone who has supplied labor, material or supplies used in the performance of a Contract;

4)             It becomes the subject of any agreement or proceeding of liquidation, receivership, trusteeship or bankruptcy, or otherwise becomes insolvent;

5)             An individual indemnitor dies, is adjudged mentally incompetent, is convicted of a felony, becomes a fugitive from justice or disappears and cannot be found by Surety after reasonably diligent inquiry;

6)             It breaches any provision of this agreement.

B - INDEMNITY TO SURETY:  Undersigned agree to pay to Surety upon demand:

1)             All loss and expense, including attorney fees, incurred by Surety by reason of having executed any Bond, or incurred by it on account of any breach of this agreement by any of the Undersigned or in enforcing any of the covenants of this agreement.

2)             An amount sufficient to discharge any claim or demand made against Surety on any Bond.  The Undersigned further agree to pay Surety upon demand an amount equal to the value of any assets or Contract funds improperly diverted by the Undersigned.  These sums may be used by Surety to pay such claim or be held by Surety as collateral security against any loss, claim, liability, or unpaid premium on any Bond.  Surety shall have no duty to invest or provide interest on the deposit.

3)             Any premium due for any Bond, computed according to the rates currently charged by Surety, including additional premium on any Bond based on any increase in contract price at the completion of the contract, and including renewal premiums, until proof satisfactory to

Surety is furnished of its discharge from liability under any Bond.

4)             Interest on all sums paid by Surety for which it is entitled to indemnification hereunder from the date of such payment at the rate of 2% over and above the Prime Rate published in The Wall Street Journal.

With respect to claims against Surety:

a)             Surety shall have the exclusive right for itself and the Undersigned to determine in good faith whether any claim or suit upon any Bond shall be paid, compromised, defended or appealed. Undersigned agrees that Surety is not obligated to undertake completion of bonded contracts or to provide financial assistance through a loan or guarantee of a loan to the Undersigned or a Principal.

b)             Surety may incur such expenses, including attorney fees, as it, in its sole discretion, deems necessary or advisable in the investigation, defense and payment of such claims.

c)              Surety’s determination of the foregoing made by it in good faith under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed, shall be final and conclusive upon the Undersigned.

d)             An itemized statement of loss and expense incurred by Surety, sworn to by an officer of Surety, shall be prima facie evidence of the fact and extent of the liability of Undersigned to Surety in any claim or suit by Surety against Undersigned.

C - SURETY’S REMEDIES IN EVENT OF DEFAULT: In event of default by Principal, Surety shall have the right, at its sole discretion, to:

1)             Take possession of the work under any and all Contracts and to arrange for their completion by others or by the Obligee of any Bond;

2)             Take possession of Principal’s equipment, books and records, drawings, plans, patents, materials and supplies at the site of the work, or elsewhere, if needed for prosecution of the work, as well as Principal’s office equipment, books and records, and utilize the same in completion of the work under the Contract without payment of any rental for such use;

3)             Loan, or guarantee a loan to Principal, of such money as Surety shall see fit, for the purposes of completing any Contract, or for discharging Principal’s obligations for labor, material, equipment, supplies and other charges, incurred in connection with any Contract;

4)             Require Undersigned, or any of them, to defend Surety as to any claim, demand or cause arising under the Bond or any matter in connection therewith.

Undersigned waive all notice of such default, of the payment of any claim or of the making of any loan to Principal or guarantee of same by Surety.  Should Undersigned learn of any claim or suit against Principal for which Surety may be held liable, Undersigned shall give prompt notice to Surety of such claim or suit.

Separate suits may be brought under this agreement as causes of action accrue, and the pendency or termination of any such suit shall not bar any subsequent action by Surety.

D - SECURITY TO SURETY: As security to Surety for the obligations of the Undersigned hereunder, the Undersigned:

1)             Convey and assign to Surety, as of the date of execution of any Bond, all rights of the Principal in any manner growing out of:

a)             Any Contract or modification thereof;

b)             Any subcontract and against any legal entity and its surety who has contracted with Principal to furnish labor, materials, equipment and supplies in connection with any Contract;

c)              Monies due or to become due Principal on any Contract, including all monies earned or unearned which are unpaid at the time of notification by Surety to the Obligee of Surety’s rights hereunder;

2)             Irrevocably nominate and appoint any officer of Surety as the true and lawful attorney-in-fact of the Undersigned with full right and authority in event of Principal’s default to:

a)             Sign the name of the Undersigned to any voucher, release, financing statement, satisfaction, check, bill of sale of property referred to herein, or any other paper or contract necessary or desired to carry into effect the purposes of this agreement;

b)             Perform any Contract by subletting it in Principal’s name or otherwise;

3)             Authorize Surety to join any and all of the Undersigned as parties defendant in any action, regardless of venue, against Surety on account of any Bond and to enforce the obligations hereunder directly against any of the Undersigned without the necessity of first proceeding against the Principal;

4)             Waive all right to claim any property, including homestead, as exempt from legal process under any applicable law as against the rights of Surety, and authorize any attorney in any state of the United States where such procedure is permitted by state law, at the request of Surety, to waive the issuing and service of process and to appear for and confess judgment against Undersigned for any sum due under this agreement;

5)             Agree that all monies earned by Principal under any Contract are trust funds, whether in the possession of Principal or otherwise, for the benefit of, and for payment of Principal’s obligations for, labor, material, and supplies furnished to Principal in performance of such Contract for which Surety would be liable under any Bond on such Contract;

6)             Grant to Surety a security interest under the Uniform Commercial Code in all of the foregoing:

7)             Agree that this agreement may, at any time be completed and filed by Surety in such a manner that it will qualify as a financing statement under the applicable provisions of any statute of any state which has adopted The Uniform Commercial Code, and that Surety may add such schedules to this agreement, describing specific items of security covered hereunder as shall be necessary under such statutes. Further, Surety is authorized to file a standard form Financing Statement, including continuation statements and amendments thereto, without the necessity of signature by Undersigned in those jurisdictions permitting same.

E - GENERAL PROVISIONS:

1)             Undersigned will, upon written request of Surety, promptly procure the full and complete discharge of Surety from any Bond specified in such request and all liability by reason thereof.  If such full and complete discharge is unattainable, the Undersigned will, if requested by Surety, promptly provide Surety an irrevocable letter of credit acceptable to Surety, as collateral, in an amount sufficient to cover all undischarged liability under such specified Bond(s), or promptly make other provisions acceptable to Surety to fully collateralize the undischarged liability.  The Undersigned further agrees that, in the event of its breach of its obligation to collateralize the undischarged liability under all specified Bonds, Surety will have no adequate remedy at law and shall therefore be entitled to specific performance of the Undersigned’s obligation to collateralize such undischarged liability.  Surety’s failure to act to enforce its right to specific performance hereunder shall not be construed as a waiver of that right, which right may be enforced at any time at Surety’s sole discretion.

2)             Surety’s rights hereunder shall be deemed to be cumulative with and in addition to all other rights of Surety, however derived.

3)             Assent by Surety to changes in any Contract or Bond or refusal so to assent shall not release or affect the obligations of Undersigned to Surety.

4)             Surety shall have the right to decline to execute any Bond, including any Bond required in connection with a project on which it has furnished a bid or proposal Bond.

5)             Surety shall have every right, defense or remedy which a personal surety without compensation would have including the right of exoneration and the right of subrogation.

6)            Until Surety shall have been furnished with competent evidence of its discharge without loss from any Bonds, Surety shall have the right to free access at reasonable times to the books, records, and accounts of each of the Undersigned for the purpose of examining them. Each one of the Undersigned hereby authorizes any depositories in which funds of any of the Undersigned may be deposited to furnish to Surety the amount of such deposits as of any date requested, and any legal entity doing business with the Undersigned is authorized to furnish any information requested by Surety concerning any transaction. Surety may furnish in confidence copies of any information which it now has or may hereafter obtain concerning each of the Undersigned to other persons or companies for the purpose of procuring co-suretyship or reinsurance or of advising interested persons or companies.

7)             Undersigned warrant that each of them is specifically and beneficially interested in the obtaining of such bond.

8)             In case the execution hereof by any of the Undersigned may be defective or invalid for any reason, such defect or invalidity shall not in any manner affect the validity of this obligation or the liability hereunder of any other of the Undersigned.  Invalidity of any provision of this agreement by reason of the laws of any state or for any reason shall not render the other provisions hereof invalid.

9)             Execution by Principal or any of the Undersigned of any application for any Bond or of any other agreement of indemnity on behalf of Principal, or the taking of indemnity of any other person by Surety with respect to any Bond of Principal, shall in no way be deemed to waive, diminish or abrogate any rights of Surety under this agreement.

10)      The obligation of each of the Undersigned hereunder is joint and several.  Partial or complete release by Surety of any of Undersigned shall not release any other of Undersigned.

11)      Each of the Undersigned hereby agree that this Agreement shall be deemed to have been executed in the State of New Jersey, and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of New Jersey. Any action or proceeding of any kind against any of Undersigned arising out of or by reason of this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New Jersey, in addition to any other court in which such action might properly be brought and each of Undersigned hereby submits to the jurisdiction of any such court and agrees that service of process may be effected by certified mail sent to the address shown below, unless written notification of another address is given.

12)      This agreement may not be changed or modified orally.  No change or modification shall be effective unless made in writingo executed by Surety which specifically refers to and changes or modifies this agreement.

F - TERMINATION:  This agreement is a continuing obligation of the Undersigned unless terminated as provided in this paragraph.  An Undersigned desiring to terminate liability as to future Bonds of Principal must give written notice to Surety, certified mail, return receipt requested, at its home office, 15 Mountain View Road, P. O. Box 1615, Warren New Jersey 07061-1615, Attention Surety Department, stating in such notice the effective date (not less than thirty days after the actual receipt of such written notice by Surety) of termination of such Undersigned’s liability for future Bonds.

After the effective date of termination, the Undersigned giving notice shall remain liable hereunder for Bonds executed or authorized prior to such date, and renewals and extensions thereof and Bonds executed pursuant to a bid or proposal bond executed or authorized prior to such date, and renewals and extensions thereof.

Such termination of liability as to an Undersigned shall in no way affect the obligation of any other Undersigned who has not given notice as herein provided.

G - SPECIAL PROVISIONS:  N/A

H — REPRESENTATIONS AND WARRANTIES:  The undersigned each hereby represent and warrant to the Surety that they have full power and authority to execute and deliver this Agreement and to perform any obligation, action or step that is or may be necessary to carry out the terms of this Agreement, and that this Agreement has been duly and validly executed and delivered by an officer or other authorized representative of each of the Undersigned and constitutes the valid and legally binding obligations of the Undersigned enforceable in accordance with its terms. The Undersigned each further represent and warrant to the Surety that the execution and delivery by it of, and the compliance by it with, this Agreement does not conflict with, or constitute a default under, ant instrument governing the Undersigned, any applicable law regulation or order, or any agreement to which any of the Undersigned are a party or by which any of the Undersigned are bound.

IN WITNESS WHEREOF the Undersigned, intending to be legally bound hereby, represent that they have read the foregoing provisions, and that they understand and accept said provisions, and have below signed and affixed their seals, as appropriate, to this instrument this 24 day of January, 2012.

Alaska Continental Pipeline, Inc.		All Day Electric Company, Inc.

By:	/s/ Patrick Rockford	By:	/s/ James W. Coleman
	Patrick Rockford, President		James W. Coleman, President

ARB Structures, Inc.		ARB, Inc.

By:	/s/ Mark A. Thurman	By:	/s/ Scott E. Summers
	Mark A. Thurman, President		Scott E. Summers, President

Cardinal Contractors, Inc.		Cardinal Southeast, Inc.

By:	/s/ William J. McDevitt	By:	/s/ William J. McDevitt
	William J. McDevitt, President		William J. McDevitt, President

James Construction Group, LLC		Juniper Rock Corporation

By:	/s/ Danny L. Hester	By:	/s/ Mark A. Thurman
	Danny L. Hester, President		Mark A. Thurman, President

Onquest Heaters, Inc.		Onquest, Inc.

By:	/s/ Roberto Ruiz	By:	/s/ Roberto Ruiz
	Roberto Ruiz, President		Roberto Ruiz, President

Primoris Services Corporation		Primoris Renewables, LLC

By:	/s/ Brian Pratt	By:	/s/ Brian Pratt
	Brian Pratt, President		Brian Pratt, President

Rockford Corporation		Born Heaters Canada ULC

By:	/s/ Frank Welch	By:	/s/ Roger Newnham
	Frank Welch, President		Roger Newnham, President

Stellaris, LLC		GML Coatings, LLC

By:	/s/ Ed Hamud	By:	/s/ William J. McDevitt
	Ed Hamud, President		William J. McDevitt, Managing Member

Rockford Pipelines Canada, Inc.

		By:	/s/ Frank Welch
Frank Welch, President